UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 15, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

BeiGene, Ltd. (the "Company") expects to announce its financial results for the three months ended March 31, 2022 before the open of U.S. financial markets on Thursday May 5, 2022.

Item 8.01. Other Events.

On April 15, 2022, the Company issued a press release announcing that the China National Medical Products Administration (NMPA) has granted approval to BeiGene’s anti-PD-1 antibody, tislelizumab, as a treatment for patients with locally advanced or metastatic esophageal squamous cell carcinoma (ESCC) who have disease progression or are intolerant to first-line standard chemotherapy. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

On April 19, 2022, the Company issued a press release announcing the presentation of updated data analyses from the Phase 3 RATIONALE-309 trial of tislelizumab, a humanized anti-PD-1 monoclonal antibody, in combination with chemotherapy versus chemotherapy plus placebo as a first-line treatment for patients with recurrent or metastatic nasopharyngeal cancer (RM-NPC), at the virtual American Society of Clinical Oncology (ASCO) Plenary Series on April 19, 2022. A copy of this press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release titled “China NMPA Approves Tislelizumab for Patients with Second-Line Esophageal Squamous Cell Carcinoma” issued by BeiGene, Ltd. on February 15, 2022.

99.2
Press release titled “BeiGene Presents Updated Results from Phase 3 RATIONALE-309 Trial of PD-1 Inhibitor Tislelizumab in First-Line RM-NPC in Virtual ASCO Plenary Series” issued by BeiGene, Ltd. on February 19, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1	Press release titled “China NMPA Approves Tislelizumab for Patients with Second-Line Esophageal Squamous Cell Carcinoma” issued by BeiGene, Ltd. on February 15, 2022.

99.2
Press release titled “BeiGene Presents Updated Results from Phase 3 RATIONALE-309 Trial of PD-1 Inhibitor Tislelizumab in First-Line RM-NPC in Virtual ASCO Plenary Series” issued by BeiGene, Ltd. on February 19, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: April 20, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel